Filed Pursuant to Rule 497(d)
Registration File No.: 333-178502

BLACKROCK ALTERNATIVES ALLOCATION PORTFOLIO LLC
BLACKROCK ALTERNATIVES ALLOCATION FB PORTFOLIO LLC
BLACKROCK ALTERNATIVES ALLOCATION TEI PORTFOLIO LLC
BLACKROCK ALTERNATIVES ALLOCATION FB TEI PORTFOLIO LLC

Amended and Restated Supplement dated October 21, 2013 to the
Prospectus, dated July 11, 2013, of
BlackRock Alternatives Allocation Portfolio LLC
BlackRock Alternatives Allocation FB Portfolio LLC
BlackRock Alternatives Allocation TEI Portfolio LLC
BlackRock Alternatives Allocation FB TEI Portfolio LLC

This amended and restated supplement (the "Supplement") amends certain information in the Prospectus (the "Prospectus"), dated July 11, 2013, of BlackRock Alternatives Allocation Portfolio LLC (the "Core Fund"), BlackRock Alternatives Allocation FB Portfolio LLC (the "FB Core Fund"), BlackRock Alternatives Allocation TEI Portfolio LLC (the "TEI Core Fund") and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the "FB TEI Core Fund" and, collectively with the Core Fund, the FB Core Fund and the TEI Core Fund, the "Feeder Funds").  This Supplement supersedes all prior amendments and supplements to the Prospectus. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this Supplement remains unchanged.  Capitalized terms not otherwise defined in this Supplement have the same meaning as in the Prospectus.

Plan of Distribution

Effective as of the date of this Supplement, the Feeder Funds are suspending offers and sales of Units.  Each Feeder Fund intends to submit an application for deregistration as an investment company under the 1940 Act in due course.